EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of this Amendment No. 1 to the Annual Report of Accelerize New Media, Inc. (the "Company") on Form 10-K for the period ended December 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, as the President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer) of the Company, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the knowledge of the undersigned, the Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934.

Dated:      March 8, 2012

By:	/s/ Brian Ross
Brian Ross President and Chief Executive Officer (Principal Executive Officer and Principal Financial Officer)